Exhibit 21.1

Entity Name	Jurisdiction of Formation
Akers Improvements, LLC	Delaware
Alpine Improvements, LLC	Delaware
Amelia Improvements, LLC	Delaware
Armstrong Improvements, LLC	Delaware
Bath Inline Improvements, LLC	Delaware
Bath Supermarket Improvements, LLC	Delaware
Beach Improvements, LLC	Delaware
Bethesda Improvements, LLC	Delaware
Broad River Improvements, LLC	Delaware
Brookwood Improvements, LLC	Delaware
Butler Improvements, LLC	Delaware
Century Square Improvements, LP	Delaware
Cobb Improvements, LLC	Delaware
College Improvements, LLC	Delaware
Coral Equity Investors, LLC	Delaware
Crossroads Improvements, LLC	Delaware
CS Improvements, LLC	Delaware
CS Outparcel, LLC	Delaware
Cypress Improvements, LLC	Delaware
DEP Improvements, LP	Delaware
DLC Century Square General Partner, LLC	Delaware
DLC Client Services, LLC	Delaware
DLC Delphi, LLC	Delaware
DLC DEP General Partner, LLC	Delaware
DLC Equity Merger Sub, LLC	Delaware
DLC Levittown General Partner, LLC	Delaware
DLC Orange General Partner, LLC	Delaware
DLC Property Manager, LLC	Delaware
DLC Realty, L.P.	Delaware
Eastover Plaza Improvements, LLC	Delaware
Elgin Improvements, LLC	Delaware
Fairview Heights Improvements, LLC	Delaware
Fayette Place GP, LLC	Delaware
Fayette Place Improvements, Limited Partnership	Kentucky
Five Forks Improvements, LLC	Delaware
Florence Improvements, LLC	Delaware
Fort Steuben Improvements, LLC	Delaware
Fulton Improvements, LLC	Delaware
Greystone Improvements, LLC	Delaware
Gulfdale Improvements, LLC	Delaware
High Ridge Improvements, LLC	Delaware
Highland Improvements, LLC	Delaware
Highland Plaza Improvements, LLC	Delaware
Holcomb 400 Improvements, LLC	Delaware
Imperial Improvements, LLC	New York
Indian Creek Improvements, LLC	Delaware
Key Road Improvements, LLC	Delaware
Key Road Outparcel, LLC	Delaware

Entity Name	Jurisdiction of Formation
King City Improvements, LLC	Delaware
Lawrenceville Improvements, LLC	Delaware
Lebanon Improvements, LLC	Delaware
Levittown, L.P.	Delaware
Loch Raven Improvements, LLC	Delaware
Mahopac Improvements, LLC	Delaware
MCJ Improvements, LLC	Delaware
Merchants Crossing Improvements, LLC	Delaware
Midtown Plaza Improvements, LLC	Delaware
Mid-Valley Redux, LLC	Delaware
Namco Plaza Improvements, LLC	Delaware
Nanuet Improvements, LLC	New York
Nora Improvements, LLC	Delaware
North Pointe Improvements, LLC	Delaware
Northern Lights Ancillary, LLC	Delaware
Northern Lights Improvements, LLC	Delaware
Northland Plaza Ancillary, LLC	Delaware
Northland Plaza Improvements, LLC	Delaware
Ocala Improvements, LLC	Delaware
Ocean East Improvements, LLC	Delaware
Orange Improvements, L.P.	Delaware
Oxon Hill Improvements, LLC	Delaware
Oxon Hill Outparcel, LLC	Delaware
Palm Bay Improvements, LLC	Delaware
Peachtree Improvements, LLC	Delaware
Poplar Improvements, LLC	Delaware
Prospect Plaza Improvements, LLC	Delaware
Putnam Place Improvements, LLC	Delaware
Ridgewood Improvements, LLC	Delaware
River Pointe GP, LLC	Delaware
River Pointe Improvements, L.P.	Indiana
Riverchase Improvements, LLC	Delaware
Riverdale Improvements, LLC	Delaware
Riverside Improvements, LLC	Delaware
Rockbridge Improvements, LLC	Delaware
Rockbridge Outparcel, LLC	Delaware
Shaw’s Plaza Improvements, LLC	Delaware
Shields Improvements, LLC	Delaware
Skytop Improvements, LLC	Delaware
Southsquare Improvements, LLC	Delaware
Southwest Improvements, LLC	Delaware
Sprayberry Improvements, LLC	Delaware
Swift Creek Improvements, LLC	Delaware
Tara Improvements, LLC	Delaware
Tara Outparcel, LLC	Delaware
Torrington Commons Improvements, LLC	Delaware
Tower Improvements, LLC	Delaware
Tree Trail Improvements, LLC	Delaware
Tri-City Improvements, LLC	Delaware
University Outparcel, LLC	Delaware
University Park Improvements, LLC	Delaware

Entity Name	Jurisdiction of Formation
University Place GP, LLC	Delaware
University Place Improvements, L.P.	Illinois
UP Improvements, LLC	Delaware
Village Improvements, LLC	Delaware
West Broad Improvements, LLC	Delaware
West River Improvements, LLC	Delaware
Whiterock GP Two, LLC	Delaware
Whiterock GP, LLC	Delaware
Whiterock Improvements, L.P.	Delaware
Whiterock Outparcel, L.P.	Delaware
Williamsburg Improvements, LLC	Delaware
Winchester Improvements, LLC	Delaware